                                                                   Exhibit 10.20


                  SERIES 3 WARRANT AGREEMENT dated as of December 30, 1998 between The WMF Group, Ltd., a Delaware corporation (the "Company"), and HN Acquisitions, Inc., a Florida corporation (hereinafter referred to as "HN").

                              W I T N E S S E T H:

                  WHEREAS, WMF Capital Corp., a subsidiary of the Company ("Capital Corp."), issued a certain Credit Lease Loan Commitment dated August 6, 1998, to HN; and

                  WHEREAS, HN, Norton Herrick ("Herrick"), the Company and Capital Corp. have entered into a Settlement Agreement whereby HN and Herrick have agreed to release the Company and Capital Corp. from liability under the Credit Lease Loan Commitment; and

                  WHEREAS, as partial consideration to HN and Herrick under the Settlement Agreement, the Company has agreed to issue to HN Series 3 warrants (the "Warrants") to purchase up to 150,000 shares (the "Shares") of common stock of the Company, $.01 par value (the "Common Stock");

                  NOW, THEREFORE, in further consideration for the release by HN and Herrick of the Company and Capital Corp., from their obligations to HN under the Credit Lease Loan Commitment, and in consideration of the premises and agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       GRANT.

         HN (or its designees, as permitted pursuant to the Settlement Agreement) is hereby granted the right to purchase, at any time from the date hereof until 5:00 P.M., New York City time, on December 30, 2003 (the "Warrant Exercise Term"), up to 150,000 Shares at an initial exercise price of $10.00 per Share (the "Initial Exercise Price") (subject to adjustment as provided in SECTION 8 hereof).

2.       WARRANT CERTIFICATES.

         The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth as EXHIBIT A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

3.       CASH EXERCISE OF WARRANTS.

         The Warrants initially are exercisable at the Initial Exercise Price, payable in cash or by check to the order of the Company, or any combination of cash or check, subject to adjustment as provided in SECTION 8 hereof. Upon surrender of the Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Shares purchased, at the Company's principal offices (presently located at 1593 Spring Hill Road, Suite 400, Vienna, Virginia 22182) the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock). In the case of the purchase of less than all the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder.

4.       CASHLESS EXERCISE OF WARRANTS.

         At any time during the Warrant Exercise Term, the Holder may, at its option, exchange the Warrant, in whole or in part, into the number of Shares determined in accordance with this SECTION 4 (a "Warrant Exchange"), by surrendering this Warrant at the principal office of the Company or at the office of its transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Shares issuable upon such Warrant Exchange and, if applicable, a new warrant of like tenor evidencing the balance of the Shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within five (5) business days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Shares (rounded to the next highest integer) equal to (i) the number of Shares specified by the Holder in its Notice of Exchange (the "Total Number") less (ii) the number of Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Exercise Price (as hereinafter defined) by
(B) the current Market Price of one share of Common Stock.

5.       ISSUANCE OF CERTIFICATES.

         Upon the exercise of the Warrants, the issuance of certificates for the Shares shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder



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

thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or, if the requirements of SECTION 7 hereof have been satisfied, in such names as may be directed by, the Holder thereof; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         The Warrant Certificates and the certificates representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman or Vice Chairman of the Board of Directors or President or a Vice President of the Company, attested to by the manual or facsimile signature of the present or any future Treasurer or an Assistant Treasurer or Secretary or an Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

         The Warrant Certificates and, upon exercise of the Warrants, in part or in whole, certificates representing the Shares shall bear a legend substantially similar to the following:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or applicable state securities laws, and may not be offered or sold except
         (i) pursuant to an effective registration statement under the Act or such laws, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under the Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the Company, stating that an exemption from registration under the Act is available."

6.       PRICE.

         6.1      INITIAL AND ADJUSTED EXERCISE PRICE.

         The initial exercise price of each Warrant shall be the Initial Exercise Price set forth in SECTION 1. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the Initial Exercise Price in accordance with the provisions of SECTION 8 hereof.

         6.2      EXERCISE PRICE.

         The term "Exercise Price" herein shall mean the Initial Exercise Price or the adjusted exercise price, depending upon the context.

7.       REGISTRATION RIGHTS; LIMITATIONS ON TRANSFER.

         The Warrants and the Shares have not been registered for purposes of public distribution under the Securities Act of 1933, as amended ("the Act") or applicable state securities laws and may not be offered, sold or otherwise transferred except (i) pursuant to an effective registration statement under the Act or such laws, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under the Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the Company, stating that exemptions from registration under the Act and such laws are available. The Shares shall be registered under the Act pursuant to the terms and conditions of the Registration Rights Agreement, of even date herewith, by and between HN and the Company.


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

8.       ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF SHARES.

         8.1 ADJUSTMENT OF NUMBER OF SHARES PURCHASABLE.

         Upon any adjustment of the Exercise Price as provided in SECTION 8.2, the holder hereof shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest full share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         8.2 ADJUSTMENT OF EXERCISE PRICE.

         The Exercise Price shall be subject to adjustment from time to time as hereinafter set forth.

                           (a) STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS.
                  In the event that the Company after the date hereof shall:

                                     (1) declare a dividend upon, or make any
                           distribution in respect of, any of its stock, payable in Common Stock, securities convertible or exchangeable into Common Stock ("Convertible Securities") or options, rights or warrants to purchase Common Stock ("Stock Purchase Rights"), or

                                     (2) subdivide its outstanding shares of
                           Common Stock into a larger number of shares of Common Stock, or

                                     (3) combine its outstanding shares of
                           Common Stock into a smaller number of shares of Common Stock, then the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price immediately prior to such event by a fraction (A) the numerator of which shall be the total number of outstanding shares of Common Stock of the Company immediately prior to such event, and (B) the denominator of which shall be the total number of outstanding shares of Common Stock of the Company immediately after such event, treating as outstanding all shares of Common Stock issuable upon conversions or exchanges of the Convertible Securities and exercises of the Stock Purchase Rights referred to in SECTION 8.2(a)(1).

                           (b) ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In
                  case the Company shall issue or sell any shares of Common Stock after the Closing Date for a consideration less than the Market Price (as defined below) per share on the date immediately prior to such issuance, the Exercise Price upon each such issuance or sale shall be adjusted (to the nearest full cent) to the price calculated by MULTIPLYING the then existing Exercise Price by a fraction the numerator of which is (A) the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Market Price per share of Common Stock on the date immediately prior to such issue or sale PLUS (2) the consideration received by the Company upon such issue or sale, divided by (B) the total number of shares of Common Stock outstanding immediately after such issue or sale, and the denominator of which shall be the Market Price per share of Common Stock on the date immediately prior to such issue or sale.

         For purposes of this SECTION 8.2(b) the adjustment shall be made successively whenever any issuance is made, and shall become effective immediately after such issuance.

         The provisions of this SECTION 8.2(b) shall not apply to any additional shares of Common Stock which are distributed to holders of Common Stock pursuant to a stock dividend or subdivision for which an adjustment is provided for under
SECTION 8.2(a). No adjustment of the Exercise Price shall be made under this
SECTION 8.2(b) upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any Stock Purchase Rights or pursuant to the conversion or exchange of any Convertible Securities to the extent that such adjustment shall previously have been made upon the issuance of such Stock Purchase Rights or Convertible Securities pursuant to subsection (a), (c) or (d) of this SECTION 8.2.

         Further, the provisions of this SECTION 8.2(b) shall not apply if:

                  (i) the Company issues stock to third parties in an arms-length transaction for cash or other consideration having a value equal to at least (A) 85 percent (85%) of the Market Price on the date of the issuance of such stock or, if the offering is priced prior to the closing of the applicable market for the Common Stock on such date, the trading day immediately preceding such date, or (B) 90 percent (90%) of the average of the Market Prices of the Common Stock for the ten (10) consecutive trading days ending on the date of the issuance of such stock, including but not limited to, stock issuances pursuant to a merger, consolidation, corporate reorganization (both taxable and nontaxable), corporate restructuring, or private placement or;

                  (ii) the Company issues shares of Common Stock to individuals or entities upon the exercise or conversion of Convertible Securities or Stock Purchase Rights outstanding on the date hereof, or pursuant to Stock Purchase Rights issued pursuant to



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

         the rights offering first announced publicly on or about October 21, 1998 (the "Company Rights Offering") or pursuant to any stand-by purchase commitment relating to the Company Rights Offering; or

                  (iii) the Company issues warrants, rights, options or restricted stock to employees of the Company or its affiliates pursuant to a deferred compensation plan, key employee incentive plan or another applicable employment compensation plan so long as the exercise price for any such warrants, rights or options is equal to or greater than either (A) the Market Price on the date of the issuance of such warrants, rights or options, or (B) the average Market Prices for the ten (10) consecutive trading days ending on the date of the issuance of such warrants, rights or options.

         As used in this Agreement, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported in the Nasdaq National Market System, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market System, the closing bid price as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq, as determined in good faith by resolution of the Board of Directors of the Company based on the best information available to it.


                           (c) ISSUANCE OF STOCK PURCHASE RIGHTS. In case the
                  Company shall issue or sell any Stock Purchase Rights and the consideration per share for which additional shares of Common Stock may at any time thereafter be issuable upon exercise thereof (or, in the case of Stock Purchase Rights exercisable for the purchase of Convertible Securities, upon the subsequent conversion or exchange of such Convertible Securities) shall be less than the then Market Price per share, the Exercise Price shall be adjusted as provided in SECTION 8.2(b) on the basis that (I) the maximum number of additional shares of Common Stock issuable upon exercise of such Stock Purchase Rights (or upon conversion or exchange of such Convertible Securities following such exercise) shall be deemed to have been issued as of the date of the determination of the Market Price, as hereinafter provided, and (II) the aggregate consideration received for such additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company in connection with the issuance and exercise of such Stock Purchase Rights (or upon conversion or exchange of such Convertible Securities). For the purposes of this SECTION 8.2(c), the date as of which the Market Price shall be determined shall be the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Stock Purchase Rights, or (B) the date of actual issuance of such Stock Purchase Rights. The provisions of this SECTION 8.2(c) shall not apply to Stock Purchase Rights issued in connection with the Company Rights Offering.

                           (d) ISSUANCE OF CONVERTIBLE SECURITIES. In case the
                  Company shall issue or sell any Convertible Securities and the consideration per share for which additional shares of Common Stock may at any time thereafter be issuable

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                  pursuant to the terms of such Convertible Securities shall be less than the then Market Price per share, the Exercise Price shall be adjusted as provided in SECTION 8.2(b) on the basis that (I) the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date for the determination of the Market Price, as hereinafter provided, and (II) the aggregate consideration received for such additional shares of Common Stock shall be deemed to be equal to the minimum consideration received and receivable by the Company in connection with the issuance and exercise of such Convertible Securities. For the purposes of this SECTION 8.2(d), the date as of which the Market Price per share shall be determined shall be the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Convertible Securities, or (B) the date of actual issuance of such Convertible Securities. No adjustment of the Exercise Price shall be made under this SECTION 8.2(d) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any Stock Purchase Rights, if an adjustment shall previously have been made upon the issuance of such Stock Purchase Rights pursuant to SECTION 8.2(c).

                           (e) MINIMUM ADJUSTMENT. In the event any adjustment
                  of the Exercise Price pursuant to this SECTION 8.2 shall result in an adjustment of less than $.02 per share of Common Stock, no such adjustment shall be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment, if any, which, together with any adjustments so carried forward, shall amount to $.02 more per share of Common Stock; PROVIDED, HOWEVER, that upon any adjustment of the Exercise Price resulting from (i) the declaration of a dividend upon, or the making of any distribution in respect of, any stock of the Company payable in Common Stock or Convertible Securities or (ii) the reclassification by subdivision, combination or otherwise, of the Common Stock into a greater or smaller number of shares, the foregoing figure of $.02 per share (or such figure as last adjusted) shall be proportionately adjusted.

                           (f) READJUSTMENT OF EXERCISE PRICE. In the event (i)
                  the purchase price payable for any Stock Purchase Rights or Convertible Securities referred to in subsection (c) or (d) above, (ii) the additional consideration, if any, payable upon exercise of such Stock Purchase Rights or upon the conversion or exchange of such Convertible Securities or (iii) the rate at which any Convertible Securities referred to above are convertible into or exchangeable for additional shares of Common Stock shall change, the Exercise Price in effect at the time of such event shall forthwith be readjusted to the Exercise Price which would have been in effect at such time had such Stock Purchase Rights or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such Stock Purchase Rights or of any such right to convert or exchange under any such Convertible Securities, if none of such Stock Purchase Rights or such Convertible Securities, as the case may be, shall have been exercised, the Exercise Price then in effect hereunder shall forthwith be increased to the Exercise Price which would have been in effect at the time of such expiration or termination had such Stock Purchase Rights or Convertible Securities never been issued. No readjustment of the Exercise Price pursuant to this SECTION 8.2(f) shall have the effect of increasing the Exercise Price by an amount in excess of the adjustment originally made to the Exercise Price in respect of the issue, sale or grant of the applicable Stock Purchase Rights or Convertible Securities.

                           (g) REORGANIZATION, RECLASSIFICATION OR
                  RECAPITALIZATION OF COMPANY. In case of any capital reorganization or reclassification or recapitalization of the capital stock of the Company (other than in the cases referred to in SECTION 8.2(a)), or in case of the consolidation or merger of the Company with or into another corporation, or in case of the sale or transfer of the property of the Company as an entirety or substantially as an entirety, there shall thereafter be deliverable upon the exercise of any Warrant or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable, as appropriate) the number of shares of stock or other securities or property to which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of any Warrant or any portion thereof at the time would have been entitled upon such capital reorganization or reclassification of capital stock, consolidation, merger or sale, and at the same aggregate Exercise Price.

         Prior to and as a condition of the consummation of any transaction described in the preceding sentence, the Company shall make equitable, written adjustments in the application of the provisions herein set forth satisfactory to the holder or holders of a majority of the Warrants,

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so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares of stock or other securities or other property thereafter deliverable upon exercise of any Warrant. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company and/or the successor entity, as applicable, which agreement shall bind each such entity, shall be accompanied by an opinion of counsel as to the enforceability of such agreement and shall be approved by the holder or the holders of a majority of the Warrants.

                           (h) OTHER DILUTIVE EVENTS. In case any Distribution
                  shall occur as to which the other provisions of this SECTION 8 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Board of Directors of the Company shall determine the amount of the adjustment in good faith and on a basis consistent with the essential intent and principles established in this
                  SECTION 8, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon determination of such adjustment, the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustment described therein.

                           (i) DETERMINATION OF CONSIDERATION. For purposes of
                  this SECTION 8, the consideration received or receivable by the Company for the issuance, sale, grant or assumption of additional shares of Common Stock, Stock Purchase Rights or Convertible Securities, irrespective of the accounting treatment of such consideration, shall be valued as follows:

                                     (1) CASH PAYMENT. In the case of cash, the
                           net amount received

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                           by the Company without deduction of any expenses paid
                           or incurred or any underwriting commissions or concessions paid or allowed by the Company.

                                     (2) SECURITIES OR OTHER PROPERTY. In the
                           case of securities or other property, at the Market Price of the security or the fair value of such other property as determined in good faith by the Board of Directors of the Company (in both cases as of the date immediately preceding the issuance, sale or grant in question).

                                     (3) ALLOCATION RELATED TO COMMON STOCK. In
                           the event additional shares of Common Stock are issued or sold together with other securities or other assets of the Company for a consideration which covers both, the consideration received (computed as provided in (1) and (2) above) shall be allocable to such additional shares of Common Stock as determined in good faith by the Board of Directors of the Company.

                                     (4) DIVIDENDS IN SECURITIES. In case the
                           Company shall declare a dividend or make any other distribution upon any stock of the Company (other than Common Stock) payable in either case in Common Stock, Convertible Securities or Stock Purchase Rights, such Common Stock, Convertible Securities or Stock Purchase Rights, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                                     (5) STOCK PURCHASE RIGHTS AND CONVERTIBLE
                           SECURITIES. The
                           consideration for which shares of Common Stock shall be deemed to be issued upon the issuance of any Stock Purchase Rights or Convertible Securities shall be determined by dividing (i) the total consideration, if any, received or receivable by the Company as consideration for the granting of such Stock Purchase Rights or the issuance of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such Stock Purchase Rights, or, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, in each case after deducting any accrued interest, dividends, or any expenses paid or incurred or any underwriting commissions or concessions paid or allowed by the Company, by (ii) the maximum number of shares of Common Stock issuable upon the exercise of such Stock Purchase Rights or upon the conversion or exchange of all such Convertible Securities.

                                     (6) MERGER, CONSOLIDATION OR SALE OF
                           ASSETS. In case any shares of Common Stock or Convertible Securities or any Stock Purchase Rights shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the assets and business of the nonsurviving corporation as shall be attributable to such Common Stock, Convertible Securities or Stock Purchase Rights, as the case may be. In the event of any merger or consolidation of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the Market Price on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the Exercise Price, the determination of the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such merger, consolidation or sale, for the purposes of SECTION 8.2(g) above, shall be made after giving effect to such adjustment of the Exercise Price.

                           (j) RECORD DATE. In case the Company shall take a
                  record of the holders of the Common Stock for the purpose of entitling them (i) to receive a distribution payable in Common Stock, Stock Purchase Rights or in Convertible Securities or
                  (ii) to subscribe for or purchase Common Stock or Convertible Securities, then all references in this SECTION 8 to the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the making of such distribution or the date of the granting of such right of subscription or purchase, as the case may be, shall be deemed to be references to such record date.

                           (k) SHARES OUTSTANDING. The number of shares of
                  Common Stock deemed to be outstanding at any given time shall exclude shares of Common Stock in the treasury of the Company and those held by any subsidiary of the Company.

                           (l) MAXIMUM EXERCISE PRICE. At no time shall the
                  Exercise Price per share of Common Stock exceed the amount set forth in SECTION 1 of this Agreement except as provided in subsection (a) or (g) of this SECTION 8.2.

                           (m) APPLICATION. Except as otherwise provided herein,
                  all subsections of this SECTION 8.2 are intended to operate independently of one another. If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect.

         8.3 CERTIFICATES AND NOTICES.

                           (a) ADJUSTMENTS TO EXERCISE PRICE. Upon any
                  adjustment under this SECTION 8 of the number of shares of Common Stock purchasable upon exercise of a Warrant or of the Exercise Price, a certificate, signed (i) by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, or (ii) by any independent firm of certified public accountants of recognized national standing selected by, and at the expense of, the Company, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to the holders of the Warrant specifying the adjusted Exercise Price and the number of shares of Common Stock purchasable upon exercise of such holder's Warrant after giving effect to such adjustment.

         The certificate of any independent firm of certified public accountants of recognized national standing selected by the Board of Directors of the Company shall be conclusive evidence of the correctness of any computation made under this SECTION 8.

                           (b) EFFECT OF FAILURE.

                                    Failure to file any certificate or notice or
                  to mail any notice or any defect in any certificate or notice pursuant to this SECTION 8.3 shall not affect the legality or validity of the adjustment of the Exercise Price or the number of shares purchasable upon exercise of any Warrant, or any transaction giving rise thereto.

9.       EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES.

                  Each Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

                  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant Certificate, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

10.      ELIMINATION OF FRACTIONAL INTERESTS.

                  The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

11.      RESERVATION AND LISTING OF SECURITIES.

                  The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder. As long as the Warrants shall be outstanding, the Company shall cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on or quoted by Nasdaq or listed on such national securities exchanges as the Company's Common Stock is then listed or quoted, if any.

12.      NOTICES TO WARRANT HOLDERS.

                  Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                           (a) the Company shall take a record of the holders of
                  its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                           (b) the Company shall offer to all the holders of its
                  Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                           (c) a merger or consolidation involving the Company
                  or subsidiary of the Company and any other entity and the Company is not the surviving entity; or

                           (d) a dissolution, liquidation or winding up of the
                  Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed merger, consolidation, dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed merger, consolidation, dissolution, liquidation, winding up or sale.

13.      NOTICES.

         All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

                           (a) If to a registered Holder of the Warrants, to the
                  address of such Holder as shown on the books of the Company;
                  or

                           (b) If to the Company, to the address set forth in
                  SECTION 3 of this Agreement or to such other address as the Company may designate by notice to the Holders.

14.      SUPPLEMENTS AND AMENDMENTS.

         The Company and HN may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and HN may deem necessary or desirable and which the Company and HN deem not to adversely affect the interests of the Holders of Warrant Certificates.

15.      SUCCESSORS.

         All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

16.      TERMINATION.

         This Agreement shall terminate at the close of business on December 30, 2003. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when all Warrants have been exercised and all the Shares issuable upon exercise of the Warrants have been resold to the public.

17.      GOVERNING LAW.

         This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State.

18.      BENEFITS OF THIS AGREEMENT.

         Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and HN and any other registered Holder or Holders of the Warrant Certificates, Warrants or the Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and HN and any other Holder or Holders of the Warrant Certificates, Warrants or the Shares.

19.      COUNTERPARTS.

         This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


[SEAL]                                      THE WMF GROUP, LTD.

                                            By:   /S/ SHEKAR NARASIMHAN
                                               ------------------------------
                                            Name:   Shekar Narasimhan
                                            Title:  President and Chief
                                                    Executive Officer


Attest:


/S/  BARBARA EKSTROM
-----------------------

                                            HN ACQUISITIONS, INC.


                                            By:   /S/ NORTON HERRICK
                                               ------------------------------
                                            Name:  Norton Herrick
                                            Title: President

                                                                       EXHIBIT A

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR SUCH LAWS, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT EXEMPTIONS FROM REGISTRATION UNDER THE ACT AND SUCH LAWS ARE AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE

                   5:00 P.M., NEW YORK TIME, DECEMBER 30, 2003


No. W3-                                                _______ Series 3 Warrants

                          SERIES 3 WARRANT CERTIFICATE

                  This Warrant Certificate certifies that _______________ ____________ or registered assigns, is the registered holder of _______ Series 3 Warrants to purchase, at any time from December 30, 1998 until 5:00 P.M. New York City time on December 30, 2003 ("Expiration Date"), up to _____ shares ("Shares") of fully-paid and non-assessable common stock, $.01 par value ("Common Stock"), of The WMF Group, Ltd., a Delaware corporation (the "Company"), at an initial exercise price per share of $10.00, subject to adjustment in certain events (the "Exercise Price"), upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement, dated as of December 30, 1998, between the Company and HN Acquisitions, Inc. (the "Series 3 Warrant Agreement"). Payment of the Exercise Price may be made in cash, or by certified or official bank check in New York Clearing House funds payable to the order of the Company, or any combination of cash or check, or by cashless exercise as provided in the Warrant Agreement.

                  No Warrant may be exercised after 5:00 P.M., New York City time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

                  The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

                  The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

                  Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection therewith.

                  Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

                  The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                  All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.


Dated:  ___________,                                 THE WMF GROUP, LTD.


[SEAL]                                               By:________________________
                                                     Name:
                                                     Title:


Attest:

_______________________

                         [FORM OF ELECTION TO PURCHASE]

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _________ Shares and herewith tenders in payment for such Shares cash or a certified or official bank check payable in New York Clearing House Funds to the order of The WMF Group, Ltd. in the amount of $ , all in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of , whose address is __________________, and that such Certificate be delivered to __________________, whose address is _____________.


Dated:                                       Signature:_________________________

                                             (Signature must conform in all
                                             respects to name of holder as
                                             specified on the face of the
                                             Warrant Certificate.)


                        ________________________________

                        ________________________________
                        (Insert Social Security or Other
                          Identifying Number of Holder)


Signature Guaranteed:


_______________________________

By:____________________________
Title:


The signature to this document must be guaranteed by a member of the Securities Transfer Agents Medallion program. Notarized or witnessed signatures are not acceptable.

                              [FORM OF ASSIGNMENT]
             (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate.)

         FOR VALUE RECEIVED ____________________________________________________

hereby sells, assigns and transfers unto

________________________________________________________________________________
(Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein,

and does hereby irrevocably constitute and appoint _______________, Attorney, to transfer the within Warrant Certificate on the books of the within-named

Company, with full power of substitution.


Dated:                                      Signature:__________________________

                                                 Signature must conform in all
                                                 respects to name of holder as
                                                 specified on the face of the
                                                 Warrant Certificate)


_________________________________

_________________________________

(Insert Social Security or Other
Identifying Number of Assignee)

Signature Guaranteed:

______________________________________

By:___________________________________
Title:


The signature to this document must be guaranteed by a member of the Securities Transfer Agents Medallion program. Notarized or witnessed signatures are not acceptable.